Commitments and Contingencies	12 Months Ended
Aug. 31, 2022
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
22.	COMMITMENTS AND CONTINGENCIES

Capital commitments

As of August 31, 2021 and 2022, future minimum capital commitments under non-cancelable contracts from continuing operations were as follows:

	As of August 31,
	2021	2022
	RMB	RMB
Capital commitment for construction of schools	70,231	10,764
Capital commitment for an equity method investment	208,866	208,866
Total	279,097	219,630

Contingent liabilities

The Group has been named in a number of lawsuits arising in its ordinary course of business. Although the outcome of those lawsuits are uncertain, the Group does not believe the possibility of a material loss is probable. The Group is unable to estimate a range of loss, if any, that could result if there would be an adverse decision, as such, and the Group has not accrued any liabilities.